UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE
In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: February 28, 2010

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ A. Bradley Gabbard	4/16/2010
Signature of Authorized Individual*	Date

A. Bradley Gabbard	VP – Special Projects
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR-1

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: February 28, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]
	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES					(SEE ATTACHMENT)
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED                                                                                                                     (SEE ATTACHMENT)
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

MOR-1: Schedule A-1

PNG Ventures, Inc. (Consolidated)
Projected Cash Flow--Chapter 11 Operations
April 13, 2010

	September '09	October '09	Nov '09	Dec '09	Jan '10	Feb '10	Inception to
Cash Flow Projection:	Actual	Actual	Actual	Actual	Actual	Actual	Date Actual

Revenues:
Revenue Receivable Collections	1,253,577	1,300,867	1,516,957	1,550,620	1,729,537	1,551,074	8,902,632
Other	-	-	-	-	-	-	-
Net Proceeds--Greenfield Facility	69,017	(270,385)	(119,216)	459,566	(50,441)	152,783	241,324
Total Cash Collections	1,322,594	1,030,482	1,397,741	2,010,186	1,679,096	1,703,857	9,143,956

Cost of Sales:
Natural Gas Purchases	645,000	697,408	688,044	1,088,988	995,290	879,532	4,994,262
Freight/Transportation	160,514	313,448	265,788	304,374	282,290	271,047	1,597,461
Other	-	-	-	-	-	-	-
Total Cost of Sales	805,514	1,010,856	953,832	1,393,362	1,277,580	1,150,579	6,591,723
Gross Margin Collected	517,080	19,626	443,909	616,824	401,516	553,278	2,552,233

Operating Expenses:
Payroll and other Compensation	165,008	181,496	177,693	277,368	174,189	165,014	1,140,768
All Other Operating Expenses	274,758	230,318	202,554	277,401	211,241	232,888	1,429,160
	439,766	411,814	380,247	554,769	385,430	397,901	2,569,927

Cash Flow From Operations	77,314	(392,188)	63,662	62,055	16,086	155,377	(17,694)

Debt Service Expense:
Greenfield Interest Factor	(22,940)	(17,843)	(13,930)	(20,457)	(14,640)	(22,249)	(112,059)
Other Greenfield Administration	-	-	-	(12,000)	(4,000)	(4,000)	(20,000)
Total Debt Service Expense	(22,940)	(17,843)	(13,930)	(32,457)	(18,640)	(26,249)	(132,059)

Chapter 11 Expenses:
El Paso (Critical Vendor Payment)	-	(50,000)	(25,000)	(25,000)	(25,000)	(25,000)	(150,000)
Debtors' Counsel (Fox Rothschild) Fees/Costs	-	-	-	-	(50,000)	(50,000)	(100,000)
Debtors' Financial Advisor (NHB) Fees/Costs	-	-	-	(21,109)	(21,109)	(6,346)	(48,564)
US Trustee Fees	-	(6,500)	-	-	(12,675)	-	(19,175)
Creditors Committee Professional Fees/Costs				-	-	-	-
Noticing Claims/agent's fees/notices	-	(11,625)	-	(7,218)	-	(14,815)	(33,658)
DIP Financing Legal Fees		(12,440)	(19,995)	(14,462)	-	(9,855)	(56,752)
Other Expenses							-
Total Chapter 11 Expenses	-	(80,565)	(44,995)	(67,789)	(108,784)	(106,016)	(408,149)

Other Cash Flow Items:
Capital Expenses/Changes in WC, Other	51,679	122,915	49,259	4,575	5,205	(32,100)	201,533
Total Other	51,679	122,915	49,259	4,575	5,205	(32,100)	201,533

Net Cash Flow	106,053	(367,681)	53,996	(33,616)	(106,133)	(8,988)	(356,369)

Cash Balance at End of Period	581,391	213,710	267,706	234,090	127,957	118,969	118,969

MOR-1: Schedule A-2

Projected Cash Flow--Chapter 11 Operations
April 13, 2010

	September '09	October '09	Nov '09	Dec '09	Jan '10	Feb ‘10
	Actual	Actual	Actual	Actual	Actual	Actual
Accounts Receivables Analysis:
Balance at Beginning of Period	998,877	1,118,738	1,355,652	1,182,671	1,509,296	1,693,046
Collections	(1,148,599)	(1,154,789)	(1,423,141)	(1,285,182)	(1,619,081)	(1,433,321)
Billings	1,268,460	1,391,703	1,250,160	1,611,807	1,802,831	1,656,636
Balance at End of Period	1,118,738	1,355,652	1,182,671	1,509,296	1,693,046	1,916,361
Greenfield debt as % of Receivables	60.00%	29.57%	23.81%	49.11%	40.80%	44.02%

Greenfield Debt Schedule
Balance at Beginning of Period	579,280	671,237	400,851	281,635	741,201	690,760
Advances	1,168,853	854,121	1,270,000	1,697,829	1,550,000	1,550,000
Interest and Account Fees	22,940	17,843	13,930	32,457	18,640	26,249
Legal Fees (admin expense)	-	12,440	19,995	14,462	-	9,855
Repayments	(1,099,836)	(1,154,789)	(1,423,141)	(1,285,182)	(1,619,081)	(1,433,321)
Balance at End of Period	671,237	400,852	281,635	741,201	690,760	843,543

					Jan '10	Feb ‘10
Analysis of Total Expenditures by Debtor:					Actual	Actual
PNG Ventures, Inc.					-	-
Applied LNG					1,704,718	1,636,985
Fleet Star, Inc.					44,858	3,579
Arizona LNG					40,858	40,181
Earth Leasing					-	-
New Earth LNG					-	-
Total Expenditures					1,790,434	1,680,745

Total Expenditures Check Total					1,790,434	1,680,745

MOR-1a

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: February 28, 2010

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#		#		#		#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)			(See Attachments)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

MOR-1b
In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: February 28, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Logan & Company	Jan-10	14815	Applied LNG	2303		14815		33658

Nachman Hayes	1-Dec	6346	Applied LNG	2338-9	10-Jan	6346		48564

Greenfield Commercial	Jan-10	9855	Applied	Offset	Feb-10	9855		56752

US Trustee		0						19175

Fox Rothschild	Dec-09	50000	Applied LNG	WT	10-Jan	50000		100000

MOR-2

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: February 28, 2010

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions	(SEE ATTACHMENTS)
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses

OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

* “Insider” is defined in 11 U.S.C. Section 101(31).

MOR-2: Schedule A

Applied Natural Gas Fuels, Inc
Income Statement
Confidential - Unaudited
FEBRUARY 28, 2010
	APPLIED LNG TECHNOLOGIES	NEW EARTH LNG	EARTH LEASING	FLEET STAR	ARIZONA LNG	ELIMINATION	CONSOLIDATION	APPLIED NATURAL GAS FUELS, INC	FINAL CONSOLIDATION
	FEB10	FEB10		FEB10	FEB10			FEB10	FEB10

601010 - Rev - Fuel Sales - B100(Nonblend)	$-	$-	$-	$-	$-	$-	$-	$-	$-
601020 - Rev - Fuel Sales - Diesel	$-	$-	$-	$-	$-	$-	$-	$-	$-
601030 - Rev - Fuel Sales - Ethanol	$-	$-	$-	$-	$-	$-	$-	$-	$-
601040 - Rev - Fuel Sales - Other	$-	$-	$-	$-	$-	$-	$-	$-	$-
601070 - Rev - Misc. Income	$170,400.00	$-	$-	$-	$-	$-	$170,400.00	$-	$170,400.00
601080 - Rev - Freight Income	$192,941.30	$-	$-	$-	$-	$-	$192,941.30	$-	$192,941.30
601160 - Rev - LNG Fuel	$1,307,116.36	$-	$-	$20,768.60	$475,691.11	$(475,691.11)	$1,327,884.96	$-	$1,327,884.96
601180 - Equity Earnings	$-	$-	$-	$-	$-	$-	$-	$-	$-
601190 - Rev -Leased Equipment	$18,650.00	$-	$-	$-	$-	$-	$18,650.00	$-	$18,650.00
601210 - Rev - Maintenance & Service Revenue	$14,000.00	$-	$-	$-	$10,000.00	$(10,000.00)	$14,000.00	$-	$14,000.00
601220 - Alt Fuel Eq Lease - Storage	$-	$-	$-	$-	$-	$-	$-	$-	$-
601230 - Alt Fuel Eq Lease - Fuel Disp	$-	$-	$-	$-	$-	$-	$-	$-	$-
601240 - Rev - MORT	$-	$-	$-	$-	$-	$-	$-	$-	$-
601250 - Rev - FET Credit	$-	$-	$-	$-	$-	$-	$-	$-	$-
601260 - Rev - Trip/Hourly Charge	$-	$-	$-	$-	$-	$-	$-	$-	$-
601270 - Rev - CNG Sales	$-	$-	$-	$95,575.25	$-	$-	$95,575.25	$-	$95,575.25
	$1,703,107.66	$-	$-	$116,343.85	$485,691.11	$(485,691.11)	$1,819,451.51	$-	$1,819,451.51

701010 - COS - Fuel -B100	$-	$-	$-	$-	$-	$-	$-	$-	$-
701050 - COS - Store Exp	$-	$-	$-	$-	$-	$-	$-	$-	$-
701060 - COS- Chemicals	$26.23	$-	$-	$-	$-	$-	$26.23	$-	$26.23
701160 - COS - Misc expense	$10,000.00	$-	$-	$-	$-	$(10,000.00)	$-	$-	$-
701170 - COS - Fuel	$-	$-	$-	$-	$-	$-	$-	$-	$-
701200 - COS - Freight Exp	$242,719.04	$-	$-	$-	$-	$-	$242,719.04	$-	$242,719.04
701240 - COS - LNG	$476,983.72	$-	$-	$106,770.69	$-	$(475,691.11)	$108,063.30	$-	$108,063.30
701250 - COS - LNG Prod Loss	$-	$-	$-	$-	$-	$-	$-	$-	$-
701290 - COS - Leased Equip	$-	$-	$-	$-	$-	$-	$-	$-	$-
701350 - COS - CNG Purchases	$-	$-	$-	$-	$-	$-	$-	$-	$-
701360 - COS - Gas Hedge	$-	$-	$-	$-	$-	$-	$-	$-	$-
701370 - COS - Feedstock Gas Imbalance	$-	$-	$-	$-	$(3,723.50)	$-	$(3,723.50)	$-	$(3,723.50)
701380 - COS - Inventory Adjustment	$-	$-	$-	$-	$12,457.22	$-	$12,457.22	$-	$12,457.22
701390 - COS - Feed Gas - Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-
701400 - COS - Feed Gas - Commodity	$-	$-	$-	$-	$879,936.10	$-	$879,936.10	$-	$879,936.10
701410 - COS - Plant OH	$-	$-	$-	$-	$-	$-	$-	$-	$-
701420 - COS - Feed Gas - Transport	$-	$-	$-	$-	$-	$-	$-	$-	$-
	$729,728.99	$-	$-	$106,770.69	$888,669.82	$(485,691.11)	$1,239,478.39	$-	$1,239,478.39

	$973,378.67	$-	$-	$9,573.16	$(402,978.71)	$-	$579,973.12	$-	$579,973.12

Payroll
801010 - Pyrll Exp - Salaries - Office	$107,180.36	$-	$-	$-	$30,747.19	$-	$137,927.55	$-	$137,927.55
801030 - Pyrll Exp - Hourly	$-	$-	$-	$-	$-	$-	$-	$-	$-
801040 - Pyrll Exp - Ovretime	$5,411.85	$-	$-	$-	$8,311.54	$-	$13,723.39	$-	$13,723.39
801060 - Pyrll Exp - Contract Labor	$-	$-	$-	$-	$-	$-	$-	$-	$-
801070 - Pyrll Exp - Misc Other	$-	$-	$-	$-	$-	$-	$-	$-	$-
801130 - Pyrll Exp - Misc Pyrll	$346.40	$-	$-	$-	$237.33	$-	$583.73	$-	$583.73
801140 - Pyrll Directors Compensation	$-	$-	$-	$-	$-	$-	$-	$-	$-

Total Payroll	$112,938.61	$-	$-	$-	$39,296.06	$-	$152,234.67	$-	$152,234.67

Payroll Taxes
801080 - Pyrll Exp - Fed Taxes Soc Sec	$6,928.21	$-	$-	$-	$2,384.80	$-	$9,313.01	$-	$9,313.01
801090 - Pyrll Exp - Fed Taxes - Medcre	$1,620.28	$-	$-	$-	$557.74	$-	$2,178.02	$-	$2,178.02
801100 - Pyrll Exp - Fed Taxes - Unemp	$145.91	$-	$-	$-	$119.95	$-	$265.86	$-	$265.86
801110 - Pyrll Exp - St Taxes - Unemp	$773.58	$-	$-	$-	$861.09	$-	$1,634.67	$-	$1,634.67
801120 - Pyrll Exp - St Taxes - wages	$-	$-	$-	$-	$-	$-	$-	$-	$-
801160 - Pyrll Exp Taxes - Fed Wages	$-	$-	$-	$-	$-	$-	$-	$-	$-
	$-	$-	$-	$-	$-	$-	$-	$-	$-
Total Payroll Taxes	$9,467.98	$-	$-	$-	$3,923.58	$-	$13,391.56	$-	$13,391.56

	$122,406.59	$-	$-	$-	$43,219.64	$-	$165,626.23	$-	$165,626.23

741070 - Lease Exp	$-	$-	$-	$-	$-	$-	$-	$-	$-
751010 - Depr Exp - Op Equipment	$1,090.36	$-	$-	$195.48	$207,842.88	$-	$209,128.72	$-	$209,128.72
761010 - Depletion	$-	$-	$-	$-	$-	$-	$-	$-	$-
771010 - Amortization	$-	$-	$-	$-	$-	$-	$-	$-	$-

811010 - Office Exp - Off Rent	$3,223.00	$-	$-	$-	$-	$-	$3,223.00	$-	$3,223.00
811020 - Office Exp - Equip Rent	$-	$-	$-	$-	$-	$-	$-	$-	$-
811030 - Office Exp - Tel & Fax	$2,447.99	$-	$-	$-	$1,112.19	$-	$3,560.18	$-	$3,560.18
811040 - Office Exp - Utilities	$1,195.36	$-	$-	$1,025.08	$-	$-	$2,220.44	$-	$2,220.44
811060 - Office Exp - Cmptr & Soft Sup	$-	$-	$-	$-	$-	$-	$-	$-	$-
811070 - Office Exp - Off Supp	$1,946.69	$-	$-	$-	$329.97	$-	$2,276.66	$-	$2,276.66
811080 - Office Exp - Other Off Exp	$175.04	$-	$-	$-	$134.83	$-	$309.87	$-	$309.87
811090 - Office Exp - Postage & Ship	$163.26	$-	$-	$-	$-	$-	$163.26	$-	$163.26
811100 - Office Exp - Print & Repro	$-	$-	$-	$-	$-	$-	$-	$-	$-
811200 - Office Exp - IT Services	$2,688.63	$-	$-	$-	$4,808.37	$-	$7,497.00	$-	$7,497.00
	$11,839.97	$-	$-	$4,289.33	$6,385.36	$-	$22,514.66	$-	$22,514.66

Insurance Expense
721010 - Insur Exp - Auto	$-	$-	$-	$-	$-	$-	$-	$-	$-
721020 - Insur Exp - Medical	$11,124.09	$-	$-	$-	$6,125.53	$-	$17,249.62	$-	$17,249.62
721030 - Insur Exp - Dental	$883.31	$-	$-	$-	$483.03	$-	$1,366.34	$-	$1,366.34
721040 - Insur Exp - Wrkrs Comp	$-	$-	$-	$-	$-	$-	$-	$-	$-
721050 - Insur Exp - Grp Life,AD&D,LTD,STD	$732.98	$-	$-	$-	$258.20	$-	$991.18	$-	$991.18
721080 - Insur Exp - General Liab	$24,543.42	$-	$-	$2,226.10	$-	$-	$26,769.52	$-	$26,769.52
	$-	$-	$-	$-	$-	$-	$-	$-	$-
	$37,283.80	$-	$-	$2,226.10	$6,866.76	$-	$46,376.66	$-	$46,376.66

731010 - Prof Fees Exp - Legal	$3,622.50	$-	$-	$-	$-	$-	$3,622.50	$-	$3,622.50
731020 - Prof Fees Exp - Acctg	$37,527.53	$-	$-	$-	$-	$-	$37,527.53	$-	$37,527.53
731040 - Prof Fees Exp - Investor Rel	$-	$-	$-	$-	$-	$-	$-	$-	$-
731060 - Consulting Fee - Other	$3,520.00	$-	$-	$-	$-	$-	$3,520.00	$-	$3,520.00
	$44,670.03	$-	$-	$-	$-	$-	$44,670.03	$-	$44,670.03

741010 - Rep & Maint - Fuel Tstng Exp	$-	$-	$-	$-	$-	$-	$-	$-	$-
741020 - Rep & Maint - Bldg	$-	$-	$-	$-	$-	$-	$-	$-	$-
741030 - Rep & Maint - Equip	$60,542.08	$-	$-	$14,088.36	$13,075.09	$-	$87,705.53	$-	$87,705.53
741040 - Rep & Maint - Autos	$-	$-	$-	$-	$-	$-	$-	$-	$-
741050 - Rep & Maint - Other	$-	$-	$-	$-	$35.00	$-	$35.00	$-	$35.00
741060 - Plant Ops Exp	$-	$-	$-	$-	$-	$-	$-	$-	$-
	$-	$-	$-	$-	$-	$-	$-	$-	$-
	$60,542.08	$-	$-	$14,088.36	$13,110.09	$-	$87,740.53	$-	$87,740.53

741080 - Equipment Rent	$1,733.73	$-	$-	$-	$1,401.55	$-	$3,135.28	$-	$3,135.28
741090 - Equipment Rent - Transp Equip	$-	$-	$-	$3,878.60	$-	$-	$3,878.60	$-	$3,878.60
741100 - Operating Supply Exp	$247.07	$-	$-	$-	$215.68	$-	$462.75	$-	$462.75
741110 - Op Supply Exp - Tools, Equip	$-	$-	$-	$-	$-	$-	$-	$-	$-
741120 - Facility Rent	$8,473.75	$-	$-	$-	$-	$-	$8,473.75	$-	$8,473.75
741130 - Plant Operation Services	$-	$-	$-	$-	$30,367.69	$-	$30,367.69	$-	$30,367.69
741140 - Field Operations Exp	$464.17	$-	$-	$-	$-	$-	$464.17	$-	$464.17

	$11,067.22	$-	$-	$3,878.60	$31,984.92	$-	$46,930.74	$-	$46,930.74

781010 - Trvl and Ent - Air	$3,110.52	$-	$-	$-	$-	$-	$3,110.52	$-	$3,110.52
781020 - Trvl and Ent - Hotel	$3,612.71	$-	$-	$-	$-	$-	$3,612.71	$-	$3,612.71
781030 - Trvl and Ent - Meals & Enter	$2,083.96	$-	$-	$-	$-	$-	$2,083.96	$-	$2,083.96
781040 - Trvl and Ent - Transportation	$9,592.98	$-	$-	$-	$47.30	$-	$9,640.28	$-	$9,640.28
781060 - Trvl and Ent - Misc.	$1,306.00	$-	$-	$-	$183.76	$-	$1,489.76	$-	$1,489.76
781070 - Trvl and Ent - Relocation	$-	$-	$-	$-	$-	$-	$-	$-	$-

	$19,706.17	$-	$-	$-	$231.06	$-	$19,937.23	$-	$19,937.23

Misc Taxes
791010 - Misc Taxes - Prop Tax	$-	$-	$-	$-	$3,500.00	$-	$3,500.00	$-	$3,500.00
791020 - Misc Taxes - Sales Tax	$-	$-	$-	$-	$-	$-	$-	$-	$-
791030 - Misc Taxes - Fuel Tax	$-	$-	$-	$-	$-	$-	$-	$-	$-
791040 - Misc Taxes - Other Taxes	$-	$-	$-	$-	$-	$-	$-	$-	$-
Total Misc Taxes	$-	$-	$-	$-	$3,500.00	$-	$3,500.00	$-	$3,500.00

Marketing Expense	$-	$-		$-	$-			$-
821010 - Mkting Exp - Advertising	$-	$-	$-	$-	$-	$-	$-	$-	$-
821020 - Mkting Exp - Promotions	$-	$-	$-	$-	$-	$-	$-	$-	$-
821030 - Mkting Exp - Trade Exp	$-	$-	$-	$-	$-	$-	$-	$-	$-
821040 - Mkting Exp - Research	$-	$-	$-	$-	$-	$-	$-	$-	$-
821050 - Mkting Exp - Commissions	$-	$-	$-	$-	$-	$-	$-	$-	$-
	$-	$-	$-	$-	$-	$-	$-	$-	$-

Other General Expenses
831010 - Othr Gen & Admn - Bad Debt Exp	$-	$-	$-	$-	$-	$-	$-	$-	$-
831020 - Othr Gen & Admn - Bank Ser Chrg	$293.20	$-	$-	$-	$15.00	$-	$308.20	$-	$308.20
831030 - Othr Gen & Admn - Late Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-
831040 - Othr Gen & Admn - Confer & Semin	$-	$-	$-	$-	$-	$-	$-	$-	$-
831050 - Othr Gen & Admn - Dues and Subscr	$-	$-	$-	$-	$-	$-	$-	$-	$-
831060 - Othr Gen & Admn - Lic, fees, perm	$343.97	$-	$-	$375.00	$-	$-	$718.97	$-	$718.97
831070 - Othr Gen & Admn - Charitable Cntr	$-	$-	$-	$-	$-	$-	$-	$-	$-
831080 - Othr Gen & Admn - Security	$-	$-	$-	$-	$-	$-	$-	$-	$-
831090 - Othr Gen & Admn - Director Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-
831110 - Othr Gen & Admn - Relo Exp	$-	$-	$-	$-	$-	$-	$-	$-	$-
831120 - Othr Gen & Admn - Miscellaneous	$388.57	$-	$-	$-	$119.94	$-	$508.51	$-	$508.51
831130 - Othr Gen & Admn - Payroll Svs	$-	$-	$-	$-	$-	$-	$-	$-	$-
831140 - Othr Gen & Admn - Recrtng/Excec S	$-	$-	$-	$-	$-	$-	$-	$-	$-
831160 - Othr Gen & Admn - Trading Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-
831170 - Othr Gen & Admn - Contract Labor	$-	$-	$-	$-	$-	$-	$-	$-	$-
831180 - Othr Gen & Admn - Training Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-
831190 - Othr Gen & Admn - Admin Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-
831200 - Othr Gen & Admn - Sm Bal Write off	$-	$-	$-	$-	$-	$-	$-	$-	$-
831210 - Othr Gen & Admn - Othr Gn Alloc Chge Out	$-	$-	$-	$-	$-	$-	$-	$-	$-
831220 - Othr Gen & Admn - Medical Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-
831230 - Othr Gen & Admn - Franchise Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-
Total Other General Expenses	$1,025.74	$-	$-	$375.00	$134.94	$-	$1,535.68	$-	$1,535.68

	$309,631.96	$-	$-	$25,052.87	$313,275.65	$-	$647,960.48	$-	$647,960.48

	$-	$-		$-	$-			$-
601170 - Rev - Interest Income - Nonaffil	$-	$-	$-	$-	$-	$-	$-	$-	$-
851040 - Oth Inc./Loss - Gain/Loss-Mkt Sec	$9,043.32	$-	$-	$-	$-	$-	$9,043.32	$-	$9,043.32
841010 - Interest Exp - Nots Payable int	$(32,103.53)	$-	$-	$-	$-	$-	$(32,103.53)	$-	$(32,103.53)
841020 - Interest Exp - Disc Amortiz.	$-	$-	$-	$-	$-	$-	$-	$-	$-
841030 - Interest Exp - Fees Amort.	$-	$-	$-	$-	$-	$-	$-	$-	$-
841040 - Interest Expense - Nonaffil	$-	$-	$-	$-	$-	$-	$-	$-	$-
841050 - Interest Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-
881010 - Restructuring Cost	$(37,437.75)	$-	$-	$-	$(239,551.55)	$-	$(276,989.30)	$-	$(276,989.30)
	$-	$-		$-	$-			$-
	$-	$-		$-	$-			$-
	$(60,497.96)	$-	$-	$-	$(239,551.55)	$-	$(300,049.51)	$-	$(300,049.51)

Shares issued for compensation
Shares issued for services
Interest Expense
Interest and Share based expense

Pre-Tax Income (Loss)	$603,248.75	$-	$-	$(15,479.71)	$(955,805.91)	$-	$(368,036.87)	$-	$(368,036.87)

% of Revenue	282%	#DIV/0!		-752%	-51%		-494%	#DIV/0!	-494%

Net Income (Loss)	$603,248.75	$-	$-	$(15,479.71)	$(955,805.91)	$-	$(368,036.87)	$-	$(368,036.87)

EBITDA	$636,442.64	$-		$(15,284.23)	$(744,463.03)		$(123,304.62)	$-	$(123,304.62)

MOR-3

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: February 28, 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers	(SEE ATTACHMENTS)
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS' EQUITY	$	$

* “Insider” is defined in 11 U.S.C. Section 101(31).

MOR-3: Schedule A

Applied Natural Gas Fuels, Inc
Balance Sheet
Confidential - Unaudited
February 28, 2010
	NEW EARTH LNG	Earth LEASING	Applied LNG Technologies	Arizona LNG	Fleet Star Inc	Elimination	APPLIED NATURAL GAS FUELS, INC	PNG Venture Consolidation	PNG Temp Consol	Elimination	APPLIED NATURAL GAS FUELS, Inc Consolidation
CURRENT ASSETS
Cash - Checking/Savings
101010 - Cash - Checking	$-		$-	$-	$-		$-	$-	$-		$-
101011 - Cash - Checking Amarillo St	$-		$-	$-	$-		$-	$-	$-		$-
101012 - Cash - CHASE Checking	$-		$-	$-	$-		$-	$-	$-		$-
101013 - Cash - PlainsCapital DIP	$-		$-	$4,109.78	$-		$6,682.41	$10,792.19	$-		$10,792.19
101014 - Cash - CHASE Chckng	$-		$-	$-	$-		$-	$-	$-		$-
101015 - Cash - PlainsCapital Chckng	$-		$81,193.02	$-	$26,985.09		$-	$108,178.11	$-		$108,178.11
101030 - Cash - Fuel	$-		$-	$-	$-		$-	$-	$-		$-
101040 - Cash - DDrive	$-		$-	$-	$-		$-	$-	$-		$-
101050 - Cash - Payroll	$-		$-	$-	$-		$-	$-	$-		$-
101060 - Cash - Cert of Deposits	$-		$-	$-	$-		$-	$-	$-		$-
101080 - Cash - ALT Lockbox	$-		$-	$-	$-		$-	$-	$-		$-
101090 - Cash - Checking Bank of TX	$-		$-	$-	$-		$-	$-	$-		$-
101100 - Cash - Medley Escrow Account	$-		$-	$-	$-		$-	$-	$-		$-
Total Cash /Savings	$-	$-	$81,193.02	$4,109.78	$26,985.09	$-	$6,682.41	$118,970.30	$-	$-	$118,970.30

Marketable Securities
121010 - Invest in Mkt Sec - Cash	$-		$192,973.81	$-	$-		$-	$192,973.81	$-		$192,973.81
121020 - Man Financial-Futures Trading	$-		$-	$-	$-		$-	$-	$-		$-
121030 - Stock Trading Account - Chase B - CORP	$-		$-	$-	$-		$-	$-	$-		$-
121040 - Allow for Unrea Gains/Losses	$-		$-	$-	$-		$-	$-	$-		$-
121050 - Stock Held on Site	$-		$-	$-	$-		$-	$-	$-		$-
121060 - Future Trading Account - SW Sec	$-		$-	$-	$-		$-	$-	$-		$-
121070 - Landmark Bank	$-		$-	$-	$-		$-	$-	$-		$-
121080 - Newbridge Securities Corp	$-		$-	$-	$-		$-	$-	$-		$-
Total Marketable Securities	$-	$-	$192,973.81	$-	$-	$-	$-	$192,973.81	$-		$192,973.81

Total Cash and Cash Equivalents	$-	$-	$274,166.83	$4,109.78	$26,985.09	$-	$6,682.41	$311,944.11	$-	$-	$311,944.11

Accounts Receivables
111010 - A/R - Trade	$-		$1,916,361.34	$-	$232,762.60		$-	$2,149,123.94	$-		$2,149,123.94
111030 - A/R - Fuel	$-		$-	$-	$-		$-	$-	$-		$-
111040 - A/R - Employees	$-		$-	$-	$-		$-	$-	$-		$-
111050 - A/R - Other	$-		$-	$-	$-		$-	$-	$-		$-
111060 - A/R - Allow doubtful accts	$-		$(826.17)	$-	$(22,204.79)		$-	$(23,030.96)	$-		$(23,030.96)
111070 - A/R - Interest Acruals	$-		$-	$-	$-		$-	$-	$-		$-
111080 - A/R - Overage/Shortage	$-		$-	$-	$-		$-	$-	$-		$-
111090 - A/R - 8849 Fuel Tax Credit	$-		$-	$-	$-		$-	$-	$-		$-
111100 - A/R - FET Credit Receivable	$-		$-	$-	$54,629.99		$-	$54,629.99	$-		$54,629.99
111110 - A/R - Affiliates	$-		$4,168,927.90	$20,915,806.34	$-	$(23,171,186.39)	$-	$1,913,547.85	$(1,913,547.85)		$(0.00)
111120 - Cover Cost Receivable - EPFS	$-		$-	$-	$-		$-	$-	$-		$-
111130 - Gas Imbalance Receivable	$-		$-	$19,547.49	$-		$-	$19,547.49	$-		$19,547.49
	$-		$-	$-	$-		$-
Total Accounts Receivable	$-		$6,084,463.07	$20,935,353.83	$265,187.80	$(23,171,186.39)	$-	$4,113,818.31	$(1,913,547.85)	$-	$2,200,270.46

Advance to Related Party
191010 - Adv to Rel Prties - Blue Wless	$-		$-	$-	$-		$-	$-	$-		$-
191020 - Adv to Rel Parties - Mac Ptners	$-		$-	$-	$-		$-	$-	$-		$-
191030 - Adv to Rel Parties - Meridian, MS	$-		$-	$-	$-		$-	$-	$-		$-
191040 - Adv to Rel Parties - SMS	$-		$-	$-	$-		$-	$-	$-		$-
191050 - Adv to Rel Parties - DGMAC	$-		$-	$-	$-		$-	$-	$-		$-
191060 - Adv to Rel Parties - Apollo Drllng	$-		$-	$-	$-		$-	$-	$-		$-
Total Advance to Related Party	$-		$-	$-	$-		$-	$-	$-	$-	$-
Inventory
131010 - Inventory - B100 Fuel Tanks	$-		$-	$-	$-		$-
131020 - Inventory - Misc	$-		$39,895.13	$-	$-		$-	$39,895.13	$-		$39,895.13
131030 - Inventory - Receipts Clring Acct	$-		$-	$-	$-		$-	$-	$-		$-
131040 - Inventory - Transfer Clring Acct	$-		$-	$-	$-		$-	$-	$-		$-
131050 - Inventory - Cost Variance	$-		$-	$-	$-		$-	$-	$-		$-
131060 - Inventory - Freight Variance	$-		$-	$-	$-		$-	$-	$-		$-
131070 - Inventory - Qnty Variance	$-		$-	$-	$-		$-	$-	$-		$-
131080 - Inventory - G/L Acct for Cap Ovrhd	$-		$-	$-	$-		$-	$-	$-		$-
131090 - Inventory - Diesel Fuel Tanks	$-		$-	$-	$-		$-	$-	$-		$-
131100 - Inventory - Diesel Fuel Tanks	$-		$-	$-	$-		$-	$-	$-		$-
131110 - Inventory - SMS	$-		$-	$-	$-		$-	$-	$-		$-
131111 - Inventory - WIP B100	$-		$-	$-	$-		$-	$-	$-		$-
131120 - Inventory - Menthanol	$-		$-	$-	$-		$-	$-	$-		$-
131130 - Inventory - Sodium Methylate	$-		$-	$-	$-		$-	$-	$-		$-
131140 - Inventory - Soy Bean Oil	$-		$-	$-	$-		$-	$-	$-		$-
131150 - Inventory - WIP B100	$-		$-	$-	$-		$-	$-	$-		$-
131160 - Inventory - WIP - General	$-		$-	$-	$-		$-	$-	$-		$-
131170 - Inventory - LNG Trailers	$-		$-	$-	$-		$-	$-	$-		$-
131180 - Inventory - LNG Equipment	$-		$-	$-	$-		$-	$-	$-		$-
131190 - Inventory - Valu Reserv - LNG	$-		$-	$-	$-		$-	$-	$-		$-
131200 - Inventory - PM Fuels A Tanks	$-		$-	$-	$-		$-	$-	$-		$-
131210 - Inventory - PM Fuels E Tanks	$-		$-	$-	$-		$-	$-	$-		$-
131220 - Inventory - Methanol	$-		$-	$-	$-		$-	$-	$-		$-
131230 - Inventory - LNG Storage Tanks	$-		$-	$9,553.44	$-		$-	$9,553.44	$-		$9,553.44
Total Inventory	$-	$-	$39,895.13	$9,553.44	$-	$-	$-	$49,448.57	$-		$49,448.57

Prepaid Expense
161010 - Prepaids - Professional Fees	$-		$-	$-	$-		$-	$-	$-		$-
161020 - Prepaids - Insurance	$-		$289,383.83	$-	$11,130.62		$-	$300,514.45	$-		$300,514.45
161030 - Prepaids - Other	$-		$-	$-	$-		$-	$-	$-		$-
161040 - Prepaids - Other	$-		$-	$-	$-		$-	$-	$-		$-
161050 - Prepaids - Feedstock	$-		$-	$95,890.07	$-		$-	$95,890.07	$-		$95,890.07
161060 - Prepaids - Loan Interest	$-		$-	$-	$-		$-	$-	$-		$-
Total Prepaid Expense	$-		$289,383.83	$95,890.07	$11,130.62	$-	$-	$396,404.52	$-		$396,404.52

TOTAL CURRENT ASSETS	$-	$-	$6,687,908.86	$21,044,907.12	$303,303.51	$(23,171,186.39)	$6,682.41	$4,871,615.51	$(1,913,547.85)		$2,958,067.66

OTHER ASSETS
141010 - Other Assets - Derivatives	$-		$-	$-	$-		$-		$-	$-		$-
151010 - Current Tax Assets	$-		$-	$-	$-		$-		$-	$-		$-

Investments	$-		$-	$-	$-
181010 - Investments - Vertex	$-		$-	$-	$-		$-		$-	$-		$-
181020 - Investments - Trkrs Corn	$-		$-	$-	$-		$-		$-	$-		$-
181030 - Investments - NC	$-		$-	$-	$-		$-		$-	$-		$-
181040 - Investments - Skinzwraps	$-		$-	$-	$-		$-		$-	$-		$-
181050 - Investments - East Shelf	$-		$-	$-	$-		$-		$-	$-		$-
181060 - Investments - Blue Wless	$-		$-	$-	$-		$-		$-	$-		$-
181070 - Investments - New Orlean	$-		$-	$-	$-		$-		$-	$-		$-
181080 - Investments - SMS	$-		$-	$-	$-		$-		$-	$-		$-
181090 - Investments - Moses Lake	$-		$-	$-	$-		$-		$-	$-		$-
181100 - Investments - Savmore	$-		$-	$-	$-		$-		$-	$-		$-
181110 - Investments - BioDiesel Ven	$-		$-	$-	$-		$-		$-	$-		$-
181120 - Investments in Affiliates	$-		$(51,263.69)	$-	$-		$-		$(51,263.69)	$51,263.69		$-
181130 - Investment - Mid Coast Gas LP	$-		$34,399.00	$-	$-		$-		$34,399.00	$(34,399.00)		$-
Total Investments	$-		$(16,864.69)	$-	$-	$-	$-		$(16,864.69)	$16,864.69		$-

Notes Receivables
201010 - Notes Rec Rel Party - Blue Wless	$-		$-	$-	$-		$-
201020 - Notes Rec Rel Party - Trckers Cor	$-		$-	$-	$-		$-		$-	$-		$-
201030 - Notes Rec Rel Party - MAC Prtnrs	$-		$-	$-	$-		$-		$-	$-		$-
201040- Notes Rec Rel Party - Apollo	$-		$-	$1,939,095.97	$-		$-		$1,939,095.97	$(1,939,095.97)		$-
201050 - Notes Rec Rel Party - Albermarie	$-		$-	$-	$-		$-		$-	$-		$-
201060 - Notes Rec Rel Party - Affiliates - Nonc	$-		$1,205,638.87	$-	$-	$(1,205,638.87)	$-		$-	$-		$-
201070 - Notes Rec Rel Party - ADFI - Noncrrnt	$-		$-	$-	$-		$-		$-	$-		$-
201080 - Notes Rec Rel Party - Other	$-		$-	$-	$-		$-		$-	$-		$-
201090 - Notes Rec Rel Party - Other - Noncrrnt	$-		$-	$-	$-		$-		$-	$-		$-
201100 -N/R - DFI Group-NC	$-		$-	$-	$-		$-		$-	$-		$-
201110 - Notes Rec Rel Party - Apollo Drilling	$-		$-	$-	$-		$-		$-	$-		$-
201120 - N/R - Airo Note Receiv	$-		$-	$-	$-		$-		$-	$-		$-
201130 - N/R - SMS	$-		$-	$-	$-		$-		$-	$-		$-
201130 - N/R - Robert F. Bickle	$-		$-	$-	$-		$-		$-	$-		$-
Total Notes Receivables	$-		$1,205,638.87	$1,939,095.97	$-	$(1,205,638.87)	$-		$1,939,095.97	$(1,939,095.97)		$-

Fixed Assets
171010 - Fixed Asset - Leasehold Impr	$-		$5,250.00	$-	$-		$-		$5,250.00	$-		$5,250.00
171020 - Fixed Asset - Land	$-		$-	$-	$-		$-		$-	$-		$-
171030 - Fixed Asset - Bldg	$-		$-	$5,250.00	$-		$-		$5,250.00	$422,500.00		$427,750.00
171040 - Fixed Assets - Plant Equip	$-		$-	$1,260,045.98	$-		$-		$1,260,045.98	$33,577,499.97		$34,837,545.95
171050 - Fixed Assets - Autos	$-		$-	$27,400.00	$25,507.62		$-		$52,907.62	$(52,907.62)		$-
171060 - Fixed Assets - FF&E	$5,613.52		$795,361.12	$87,412.59	$-		$-		$888,387.23	$(883,590.39)		$4,796.84
171070 - Fixed Assets - Software	$-		$-	$9,626.59	$-		$-	$9,626.59	$(1,909.00)		$7,717.59
171080 - Fixed Assets - Fuel Tanker	$-		$-	$2,415,500.00	$-		$-	$2,415,500.00	$-		$2,415,500.00
171090 - Fixed Assets - Airplane	$-		$-	$-	$-		$-	$-	$-		$-
171100 - Fixed Assets - Capital Lease	$-		$-	$-	$-		$-	$-	$-		$-
171110 - Fixed Assets - Office Equipment	$-		$22,753.13	$5,380.00	$-		$-	$28,133.13	$-		$28,133.13
171111 - Fixed Assets - Const. in Progress	$-		$-	$-	$-		$-	$-	$-		$-
171200 - Depletion - Reserves	$-		$-	$-	$-		$-	$-	$-		$-
171250 - Fixed Assets - Const. in Progress	$-		$-	$-	$-		$-	$-	$-		$-
171260 - Fixed Assets - LNG Trailers	$-		$11,700.00	$-	$139,040.61		$-	$150,740.61	$(139,040.61)		$11,700.00
171270 - Fixed Assets - Equip - Stations	$-		$7,678,132.08	$-	$54,545.45		$-	$7,732,677.53	$(7,732,677.53)		$-
171280 - Fixed Assets - Equip - Other	$-		$1,768,557.98	$6,700.00	$23,457.22		$-	$1,798,715.20	$(1,768,557.95)		$30,157.25
171290 - Fixed Assets - Other	$-		$13,195.60	$-	$-		$-	$13,195.60	$(7,184.97)		$6,010.63
171310 - Fixed Asset - Equipment - Needle Mt	$-		$14,660.00	$8,040,479.02	$-		$-	$8,055,139.02	$(8,055,139.02)		$-
171340 - Fixed Asset - Lnd - Dura Ethnl Plt	$-		$-	$13,420.00	$-		$-	$13,420.00			$13,420.00
171350 - Fixed Asset - Lnd - Greenville, MS	$-		$-	$-	$-		$-	$-	$-		$-
171360 - Fixed Asset - Lnd - Amer Erth Bldg	$-		$-	$-	$-		$-	$-	$-		$-
Total Fixed Assets	$5,613.52		$10,309,609.91	$11,871,214.18	$242,550.90	$-	$-	$22,428,988.51	$15,358,992.88		$37,787,981.39

Accumulated Depreciation
171120 - Accum Depr - Bldg	$-		$-	$(160,363.36)	$-		$-	$(160,363.36)	0		$(160,363.36)
171130 - Accum Depr - FF&E	$(1,591.35)		$(645,657.32)	$(96,306.92)	$-		$-	$(743,555.59)	$743,555.59		$-
171140 - Accum Depr - Lease Improv	$-		$(1,643.98)	$-	$-		$-	$(1,643.98)	$-		$(1,643.98)
171150 - Accum Depr - Fuel Tanker	$-		$-	$(542,226.20)	$-		$-	$(542,226.20)	$-		$(542,226.20)
171160 - Accum Depr - Airplane	$-		$-	$-	$-		$-	$-	$-		$-
171170 - Accum Depr - Cap Leases	$-		$-	$-	$-		$-	$-	$-		$-
171180 - Accum Depr - Office Equip	$-		$(19,105.56)	$(2,342.29)	$-		$-	$(21,447.85)	$-		$(21,447.85)
171190 - Accum Amortiz - Cap Leases	$-		$-	$-	$-		$-	$-	$-		$-
171210 - Accum Depre - Software	$-		$-	$(1,286.26)	$-		$-	$(1,286.26)	$-		$(1,286.26)
171220 - Accum Depre - Autos	$-		$-	$-	$-		$-	$-	$-		$-
171230 - Accum Depre - Misc	$-		$(2,948.72)	$(279.50)	$-		$-	$(3,228.22)	$-		$(3,228.22)
171240 - Accum Depre - BIO Plant	$-		$-	$-	$-		$-	$-	$-		$-
171300 - Accum Depr - Equip	$-		$(7,860,546.87)	$(1,530,983.74)	$(7,149.92)		$-	$(9,398,680.53)	$9,391,530.61		$(7,149.92)
171320 - Accum Depr - Stations	$-		$-	$(11,302,980.66)	$(54,805.11)		$-	$(11,357,785.77)	$54,805.11		$(11,302,980.66)
171330 - Accum Depr - Stations-New	$-		$-	$-	$(164,288.57)		$-	$(164,288.57)	$164,288.57		$-
Total Accumulated Depreciation	$(1,591.35)		$(8,529,902.45)	$(13,636,768.93)	$(226,243.60)	$-	$-	$(22,394,506.33)	$10,354,179.88		$(12,040,326.45)

Total Net Fixed Assets	$4,022.17		$1,779,707.46	$(1,765,554.75)	$16,307.30	$-	$-	$34,482.18	$25,713,172.76		$25,747,654.94

221010 - Deferred Expenses - Loan Fees	$-		$-	$-	$-		$-	$-	$-		$-
261010 - Loan Costs	$-		$1,436,706.33	$4,348.05	$-		$-	$1,441,054.38	$(1,441,054.38)		$-
										$-
Deferred Compensation	$-		$-	$-	$-		$-
221020 - Deferred Expenses - Prof. Fee	$-		$10,000.00	$-	$-		$-	$10,000.00	$-		$10,000.00
221030 - Deferred Expenses - Comp Cost	$-		$-	$-	$-		$-	$-	$-		$-
Total Deferred Compensation	$-		$10,000.00	$-	$-	$-	$-	$10,000.00	$-		$10,000.00

Deposits
101070 - Cash - Petty Cash	$-		$-	$-	$-		$-	$-	$-		$-
211010 - Deposits - Suppliers	$-		$225,000.00	$-	$-		$-	$225,000.00	$-		$225,000.00
211020 - Deposits - Others	$-		$15,450.80	$-	$-		$-	$15,450.80	$-		$15,450.80
211030· Capnet Advisors	$-		$-	$-	$-		$-	$-	$-		$-
211040 - Tatum Partners	$-		$-	$-	$-		$-	$-	$-		$-
211050 - Wick Phillips	$-		$-	$-	$-		$-	$-	$-		$-
211060- Petty Cash	$-		$-	$-	$-		$-	$-	$-		$-
211070 - Travel Advance	$-		$-	$-	$-		$-	$-	$-		$-
211080 - Deposit D Drive	$-		$-	$-	$-		$-	$-	$-		$-
211090 - Grenada Truck Stop	$-		$-	$-	$-		$-	$-	$-		$-
211100 - Deposit LOC - Earth LNG	$-		$-	$-	$-		$-	$-	$-		$-
Total Deposits	$-		$240,450.80	$-	$-	$-	$-	$240,450.80	$-		$240,450.80

Goodwill
241010 - Goodwill	$36,159,508.14		$-	$-	$-		$-	$36,159,508.14	$(35,533,258.14)	$(626,250.00)	$-
241020 - Amortization of Goodwill	$-		$-	$-	$-		$-	$-	$-		$-
Total Goodwill	$36,159,508.14	$ -	$-	$-	$-	$-	$-	$36,159,508.14	$(35,533,258.14)	$(626,250.00)	$-

251010 - Other LT Assets	$-		$-	$-	$-		$-	$-	$-		$-

Intercompany Receivables
111020 - Intercompany To/From	$533,643.02	70,000.00	$78,456,144.80	$1,407,135.91	$2,974,160.00	$(58,152,597.99)	$240,000.00	$25,528,485.74	$(25,287,485.74)	$(241,000.00)	$(0.00)
112010 - A/R - Interco - ALT LNG	$-		$-	$-	$-		$-	$-	$-		$-
112020 - A/R - Interco - APOLLO DRILLING	$-		$-	$-	$-		$-	$-	$-		$-
112030 - A/R - Interco - APOLLO NAT GAS	$-		$-	$-	$-		$-	$-	$-		$-
112040 - A/R - Interco - APOLLO RESRCES	$-		$-	$-	$-		$-	$-	$-		$-
112050 - A/R - Interco - BLUE WRLSS	$-		$-	$-	$-		$-	$-	$-		$-
112060 - A/R - Interco - DGMAC	$-		$-	$-	$-		$-	$-	$-		$-
112070 - A/R - Interco - EBOF	$-		$-	$-	$-		$-	$-	$-		$-
112080 - A/R - Interco - ERTH LEASING	$-		$-	$-	$-		$-	$-	$-		$-
112090 - A/R - Interco - ERTH LNG	$-		$-	$-	$-		$-	$-	$-		$-
112100 - A/R - Interco - FS LNG	$-		$-	$-	$-		$-	$-	$-		$-
112110 - A/R - Interco - MAC PARTNERS	$-		$-	$-	$-		$-	$-	$-		$-
112120 - A/R - Interco - MT STATES	$-		$-	$-	$-		$-	$-	$-		$-
Total Intercompany Receivables	$533,643.02	$ 70,000.00	$78,456,144.80	$1,407,135.91	$2,974,160.00	$(58,152,597.99)	$240,000.00	$25,528,485.74	$(25,287,485.74)	$(241,000.00)	$(0.00)

Total Non-Current Assets	$36,697,173.33	$ 70,000.00	$83,111,783.57	$1,585,025.18	$2,990,467.30	$(59,358,236.86)	$240,000.00	$65,336,212.52	$(38,470,856.78)	$(867,250.00)	$25,998,105.74

TOTAL ASSETS	$36,697,173.33	$ 70,000.00	$89,799,692.43	$22,629,932.30	$3,293,770.81	$(82,529,423.25)	$246,682.41	$70,207,828.03	$(40,384,404.63)	$(867,250.00)	$28,956,173.40

LIABILITIES
Current Liabilities
Accounts Payable
301010 - A/P - Trade	$-		$1,786,964.81	$481,510.56	$45,534.87		$-	$2,314,010.24	$-		$2,314,010.24
301020 - A/P - Employees	$-		$-	$-	$-		$-	$-	$-		$-
301040 - A/P - Other	$-		$25,000.00	$-	$-		$8,563.00	$33,563.00	$-		$33,563.00
301050 - A/P - Dividends	$-		$-	$-	$-		$-	$-	$-		$-
301060 - A/P - Vendor Discnt Taken	$-		$-	$-	$-		$-	$-	$-		$-
301070 - A/P - Affiliates	$-		$20,911,337.29	$50,000.00	$2,184,849.10	$(23,096,186.39)	$-	$50,000.00	$(50,000.00)		$-
421090 - Notes Payable - Billy Mickel	$-		$-	$-	$-		$-	$-	$-		$-
Total Accounts Payable	$-		$22,723,302.10	$531,510.56	$2,230,383.97	$(23,096,186.39)	$8,563.00	$2,397,573.24	$(50,000.00)		$2,347,573.24

Intercompany - Accounts Payable
301030 - A/P - Intercompany	$4,118,116.35		$9,853,781.43	$49,667,224.05	$979,889.62	$(58,152,597.99)	$328,100.00	$6,794,513.46	$(6,553,513.46)	$(241,000.00)	$0.00
302010 - A/P - Interco - ALT LNG	$-		$-	$-	$-		$-	$-	$-		$-
302020 - A/P - Interco - APOLLO DRILLING	$-		$-	$-	$-		$-	$-	$-		$-
302030 - A/P - Interco - APOLLO NAT GAS	$-		$-	$-	$-		$-	$-	$-		$-
302040 - A/P - Interco - APOLLO RESRCES	$-		$-	$-	$-		$-	$-	$-		$-
302050 - A/P - Interco - BLUE WRLSS	$-		$-	$-	$-		$-	$-	$-		$-
302060 - A/P - Interco - DGMAC	$-		$-	$-	$-		$-	$-	$-		$-
302070 - A/P - Interco - EBOF	$-		$-	$-	$-		$-	$-	$-		$-
302080 - A/P - Interco - ERTH LEASING	$-		$-	$-	$-		$-	$-	$-		$-
302090 - A/P - Interco - ERTH LNG	$-		$-	$-	$-		$-	$-	$-		$-
302100 - A/P - Interco - FS LNG	$-		$-	$-	$-		$-	$-	$-		$-
302110 - A/P - Interco - MAC PARTNERS	$-		$-	$-	$-		$-	$-	$-		$-
302120 - A/P - Interco - MT STATES	$-		$-	$-	$-		$-	$-	$-		$-
Total Intercompany - Accounts Payable	$4,118,116.35		$9,853,781.43	$49,667,224.05	$979,889.62	$(58,152,597.99)	$328,100.00	$6,794,513.46	$(6,553,513.46)	$(241,000.00)	$0.00

Accruals
311080 - Accrued Exp - Leases	$-		$-	$-	$-		$-	$-	$-		$-
321010 - Accrued Interest - Conv. Debt	$9,324.00		$-	$-	$-		$-	$9,324.00	$-		$9,324.00
321020 - Accrued Interest - Disc Amortiz	$-		$-	$-	$-		$-	$-	$-		$-
321030 - Accrued Interest	$-		$-	$-	$-		$-	$-	$-		$-
321040 - Accrued Interest - Other	$798.00		$1,296,550.28	$57,358.08	$-		$3,883.42	$1,358,589.78	$-		$1,358,589.78
Total Accruals	$10,122.00		$1,296,550.28	$57,358.08	$-	$-	$3,883.42	$1,367,913.78	$-		$1,367,913.78

Payroll Liabilities
311010 - Accrued Exp - Payroll	$-		$-	$-	$-		$-
311020 - Accrued Exp - Pyrll Fed Payroll Taxes	$-		$-	$-	$-		$-	$-	$-		$-
311030 - Accrued Exp - Pyrll State Payroll Taxes	$-		$-	$-	$-		$-	$-	$-		$-
311040 - Accrued Exp - Pyrll Unemp Taxes	$-		$-	$-	$-		$-	$-	$-		$-
311050 - Accrued Exp - Pyrll Bonuses	$-		$-	$-	$-		$-	$-	$-		$-
311060 - Accrued Exp - Pyrll Profess Fees	$-		$-	$-	$-		$-	$-	$-		$-
311090 - Accrued Exp - Pyrll Commissions	$-		$-	$-	$-		$-	$-	$-		$-
311100 - Accrued Exp - Pyrll Fed Umemp Taxes	$-		$-	$-	$-		$-	$-	$-		$-
311110 - Accrued Exp - Pyrll Emp Insur	$-		$-	$-	$-		$-	$-	$-		$-
311120 - Accrued Exp - Pyrll Soc. Sec.	$-		$-	$-	$-		$-	$-	$-		$-
311130 - Accrued Exp - Pyrll Medicare	$-		$-	$-	$-		$-	$-	$-		$-
311140 - Accrued Exp - Pyrll Wage Garnish	$-		$-	$-	$-		$-	$-	$-		$-
311150 - Accrued Exp - Pyrll Other	$-		$-	$-	$-		$-	$-	$-		$-
Total Payroll Liabilities	$-	$-	$-	$-	$-	$-	$-	$-	$-		$-

Taxes Payable
311070 - Accrued Exp - Fuel Taxes	$-		$-	$-	$-		$-
481010 - Excise Tax - Diesel	$-		$-	$-	$-		$-	$-	$-		$-
481020 - Excise Tax - B100	$-		$-	$-	$-		$-	$-	$-		$-
481030 - Excise Tax - TX State Diesel	$-		$-	$-	$-		$-	$-	$-		$-
481040 - Excise Tax - Lousianna B100 Tax	$-		$-	$-	$-		$-	$-	$-		$-
481050 - Sales Tax - Lous. Inspect Fee	$-		$-	$-	$-		$-	$-	$-		$-
481060 - Sales Tax - Oil Spill Tax	$-		$-	$-	$-		$-	$-	$-		$-
481080 - Sales Tax - Calif ST, LO & DIST	$-		$624,253.17	$-	$50,599.33		$-	$674,852.50	$-		$674,852.50
481100 - CNG FET Tax Liab	$-		$-	$-	$11,539.88		$-	$11,539.88	$-		$11,539.88
481110 - CNG SET Tax Liab - LCNG	$-		$-	$-	$6,007.90		$-	$6,007.90	$-		$6,007.90
481120 - FET Tax Liab - FLS LNG Sales	$-		$-	$-	$15,616.36		$-	$15,616.36	$-		$15,616.36
481130 - SET Tax Liab - FLS LNG Sales	$-		$-	$-	$3,892.36		$-	$3,892.36	$-		$3,892.36
481140 - SST Tax Liab - FLS LNG Sales	$-		$-	$-	$7,434.80		$-	$7,434.80	$-		$7,434.80
481150 - Oklahoma Excise Tax Payable	$-		$-	$-	$-		$-	$-	$-		$-
481160 - Underground Storage Tax Payable	$-		$-	$-	$-		$-	$-	$-		$-
361010 - Current Taxes Payable	$-		$1,818,068.00	$-	$-		$-	$1,818,068.00	$(1,818,068.00)		$-
361020 - Prop Tax Payable	$-		$-	$-	$-		$-	$-	$-		$-
361030 - Sales Tax Payable	$-		$-	$-	$-		$-	$-	$-		$-
361040 - Tax - Other	$-		$-	$-	$-		$-	$-	$-		$-
361050 - State Sales Tax/Calif	$-		$-	$-	$-		$-	$-	$-		$-
361060 - CA Excise Tax Payable	$-		$-	$-	$-		$-	$-	$-		$-
361070 - Federal Excise Tax Payable	$-		$-	$-	$-		$-	$-	$-		$-
361080 - NV Excise Tax Payable	$-		$-	$-	$-		$-	$-	$-		$-
Total Fuel Taxes Payable	$-		$2,442,321.17	$-	$95,090.63	$-	$-	$2,537,411.80	$(1,818,068.00)		$719,343.80

311160 - Accrued Expenses	$-		$59,012.77	$30,531.80	$-		$-	$89,544.57			$89,544.57
311170 - Accrued Expenses -SMS	$-		$-	$-	$-		$-	$-			$-
Advance from Related Party
371010 - Adv from Rel. Prties - Apollo	$-		$-	$-	$-		$-	$-	$-		$-
371020 - Adv from Rel Prties - Earth LNG	$75,000.00		$-	$-	$-	(75,000.00)	$-	$-	$-		$-
371030 - Adv from Rel. Prties - DGMAC, LLC	$-		$-	$-	$-		$-	$-	$-		$-
371040 - Adv from Rel. Prties - EBI Texas	$-		$-	$-	$-		$-	$-	$-		$-
371050 - Adv from Rel. Prties - Other	$-		$-	$-	$-		$-	$-	$-		$-
Total Advance from Related Party	$75,000.00		$-	$-	$-	$(75,000.00)	$-	$-	$-		$-

441010 - Other Dbt/Contingencies	$-		$1,227,972.00	$-	$-		$626,250.00	$1,854,222.00	$(1,227,972.00)	$(626,250.00)	$-
441020 - Debt Discount	$-		$66,453.25	$-	$-		$2,867.75	$69,321.00	$(156,157.00)		$(86,836.00)
451010 - Deferred Revenues	$-		$-	$-	$-		$-	$-	$-		$-
461010 - Deferred Taxes	$15,792,344.30		$-	$-	$-		$-	$15,792,344.30	$(15,792,344.30)		$-
471010 - Minority Interest	$-		$-	$-	$-		$-	$-	$-		$-

Total Current Liabilities	$19,995,582.65	$-	$37,669,393.00	$50,286,624.49	$3,305,364.22	$(81,323,784.38)	$969,664.17	$30,902,844.15	$(25,598,054.76)	$(867,250.00)	$4,437,539.39
Long-Term Liabilities

Notes Payable
421010 - N/P - Castlerigg	$-		$-	$-	$-		$-	$-	$-		$-
421020 - N/P - Evolution	$-		$-	$-	$-		$-	$-	$-		$-
421030 - N/P - Capital Ventures	$-		$-	$-	$-		$-	$-	$-		$-
421040 - N/P Sandell Convertible	$-		$-	$-	$-		$-	$-	$-		$-
421050 - N/P - Cornell Cap Ptnrs	$-		$-	$-	$-		$-	$-	$-		$-
421060 - N/P - Prtside Gr&Op Fund	$-		$-	$-	$-		$-	$-	$-		$-
421070 - N/P - Coral Energy	$-		$-	$1,696,480.05	$-		$-	$1,696,480.05	$-		$1,696,480.05
421080 - N/P - El Paso Nat Gas	$-		$-	$167,000.23	$-		$-	$167,000.23	$-		$167,000.23
421100 - N/P - Excalibur Lmted Prntshp	$-		$-	$-	$-		$-	$-	$-		$-
421110 - N/P - Whlhvn Cptl Fnd LTD	$-		$-	$-	$-		$-	$-	$-		$-
421120 - N/P - Fin Inst - Curr	$-		$-	$-	$-		$-	$-	$-		$-
421130 - N/P- Fin Inst - L/T	$-		$-	$-	$-		$-	$-	$-		$-
421140 - N/P - FCC AR Revolver	$-		$-	$-	$-		$-	$-	$-		$-
421150 - N/P - FCC Term Note	$-		$-	$-	$-		$-	$-	$-		$-
421160 - N/P - Affiliates - Curr	$-		$-	$-	$-		$-	$-	$-		$-
421170 - N/P - Affiliates - L/T	$-		$-	$1,205,638.87	$-	$(1,205,638.87)	$-	$-	$-		$-
421180 - N/P - Other	$-		$101,500.00	$(727,887.00)	$-		$59,785.72	$(566,601.28)	$845,555.00		$278,953.72
421190 - LNG Contract Obligation	$-		$-	$-	$-		$-	$-	$-		$-
421200 - N/P - Sandell	$-		$3,438,235.00	$-	$-		$-	$3,438,235.00	$-		$3,438,235.00
421210 - N/P - Apollo	$-		$-	$-	$-		$-	$-	$-		$-
421220 - N/P - Greenfield AR Revolver	$-		$843,542.94	$-	$-		$-	$843,542.94	$-		$843,542.94
421230 - N/P - Medley Term Note	$-		$35,082,095.66	$-	$-		$-	$35,082,095.66	$-		$35,082,095.66
421240 - N/P - Black Forest	$63,000.00		$-	$-	$-		$-	$63,000.00	$-		$63,000.00
Total Notes Payable	$63,000.00		$39,465,373.60	$2,341,232.15	$-	$(1,205,638.87)	$59,785.72	$40,723,752.60	$845,555.00	$-	$41,569,307.60

231010 - Deferred Tax Assets	$-		$-	$-	$-		$-	$-	$-		$-
331010 - Curr Portn of LT Dbt	$-		$-	$-	$-		$-	$-	$-		$-
341010 - Lines of Credit	$-		$-	$-	$-		$-	$-	$-		$-
351010 - Derivative Liability	$-		$-	$-	$-		$-	$-	$-		$-
431010 - Capital Leases	$-		$-	$-	$-		$-	$-	$-		$-

Total Liabilities	$20,058,582.65	$-	$77,134,766.60	$52,627,856.64	$3,305,364.22	$(82,529,423.25)	$1,029,449.89	$71,626,596.75	$(24,752,499.76)	$(867,250.00)	$46,006,846.99

STOCKHOLDERS' EQUITY

Earnings Current Period	$-	0	$1,308,797.18	$(1,786,835.33)	$(21,343.26)		$-	$(499,381.41)			$(499,381.41)

Capital Stock
501010 - Stck Equit - Pref. Stock (PAR)	$(4,075,715.00)		$-	$-	$-		$-	$(4,075,715.00)	$4,075,715.00		$-
501020 - Stck Equit - Common Stock (PAR)	$-		$-	$-	$-		$(1,313.57)	$(1,313.57)	$11,398.00		$10,084.43
501030 - Stck Equit - Add'l Paid in Capit.	$27,766,248.44		$(5,244,285.83)	$23,227,861.54	$10,000.00		$(522,722.86)	$45,237,101.29	$(45,241,016.84)		$(3,915.55)
501040 - Stck Equit - Warrants	$-		$-	$-	$-		$-	$-	$-		$-
501050 - Stck Equit - Restricted Stk	$-		$-	$-	$-		$-	$-			$-
501060 - Stck Equit - Othr Compr. Inc/Loss	$-		$-	$-	$-		$-	$-	$-		$-
501070 - Stck Equit - Ret. Earnings CURR	$(7,051,942.76)	70,000.00	$16,600,414.48	$(47,938,950.55)	$(250.15)		$(258,731.05)	$(38,579,460.03)	$22,021,998.97		$(16,557,461.06)
501080 - Stck Equit - Ret. Earnings PRIOR	$-		$-	$-	$-		$-	$-			$-
501090 - Unrealized Gain (Loss)	$-		$-	$-	$-		$-	$-	$-		$-
501100 - Partnership Capital - Affil	$-		$-	$(3,500,000.00)	$-		$-	$(3,500,000.00)	$3,500,000.00		$-
501110 - Capital Stock	$-		$-	$-	$-		$-	$-	$-		$-
501120 - Par Value	$-		$-	$-	$-		$-	$-	$-		$-
Total Capital Stock	$16,638,590.68	$70,000.00	$11,356,128.65	$(28,211,089.01)	$9,749.85	$-	$(782,767.48)	$(919,387.31)	$(15,631,904.87)	$-	$(16,551,292.18)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$36,697,173.33	$70,000.00	$89,799,692.43	$22,629,932.30	$3,293,770.81	$(82,529,423.25)	$246,682.41	$70,207,828.03	$(40,384,404.63)	$(867,250.00)	$28,956,173.40

Balance Check	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

MOR-4

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: February 28, 2010

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment		(SEE ATTACHMENT)
Income
Other:_________________
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
(Preliminary)

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable – Applied LNG	383968	10128	-1591	9044		401549
Applied LNG Admin. Fees	150963	143955			59506	354424
Accounts Payable – Fleet Star	64649				8202	64649
Accounts Payable – Arizona LNG	85541					93743
AZ admin Claims	239552					239552
Sales & Excise Taxes Payable – Fleet Star						0
Property Taxes Payable Arizona LNG						0
Property Taxes Payable Fleet Star						0
Property Taxes Applied						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Other Accruals – Applied LNG						0
Other Accruals – AZ LNG						0
Other Accruals – PNG						0
Other Professional Fees payable – Applied						0
Total Postpetition Debts	924673	154083	-1591	9044	67708	1153917

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

MOR-4: Schedule A

Applied LNG--Tax Payments for February 2010

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Excise Tax Liability	Date Paid **	Check No. **
Federal
Withholding	0	24367.04	24367.04	0
FICA - Employee	0	6928.21	6928.21	0
FICA - Employer	0	6928.21	6928.21	0
Unemployment	0	3240.56	3240.56	0
Income	0	145.91	145.91	0
Other:	0	0	0	0
Total Federal Taxes	0	41609.93	41609.93	0
State and Local
Withholding	0	2088.77	2088.77	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	773.58	773.58	0
Real Property	0	0	0	0
Personal Property	0	0	0	0
Other:	0	392.57	392.57	0
Total State and Local	0	3254.92	3254.92	0
Total Taxes	0	44864.85	44864.85	0

Arizona LNG--Tax Payments for February 2010

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Excise Tax Liability	Date Paid **	Check No. **
Federal
Withholding	0	6372.64	6372.64	0
FICA - Employee	0	2384.8	2384.8	0
FICA - Employer	0	2384.8	2384.8	0
Unemployment	0	1115.48	1115.48	0
Income	0	119.95	119.95	0
Other:	0	0	0	0
Total Federal Taxes	0	12377.67	12377.67	0
State and Local
Withholding	0	1750.14	1750.14	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	861.09	861.09	0
Real Property	0	0	0	0
Personal Property	0	0	0	0
Other:	0	0	0	0
Total State and Local	0	2611.23	2611.23	0
Total Taxes	0	14988.9	14988.9	0

** All tax liabilities are paid via payroll service. Amounts were paid by wire transfer on 2/11 and 2/25/10.

MOR-5

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: February 28, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging		Amount
0 - 30 days old
31 - 60 days old	(SEE ATTACHMENTS)
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X